EX-33.6
(logo) SUNTRUST

Certification Regarding Compliance with Applicable Servicing Criteria

1. SunTrust Mortgage, Inc. is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2011 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include asset-backed securities transactions for which SunTrust Mortgage, Inc. acted as servicer, involving residential mortgage loans occurring after December 31, 2005 (the "Platform") as listed in Appendix B;

2. SunTrust Mortgage, Inc. has engaged certain vendors, which are not deemed to be servicers as defined in Item 1101(j) of Regulation AB (the "Vendors"), to perform specific, limited or scripted activities, and SunTrust Mortgage, Inc. elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto;

3. Except as set forth in paragraph 4 below, SunTrust Mortgage, Inc. used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to SunTrust Mortgage, Inc. based on the activities it performs, directly or through its Vendors, with respect to the Platform;

5. Except as set forth on Appendix C, SunTrust Mortgage, Inc. has complied, in all material respects, with the applicable servicing criteria as of December 31, 2011, and for the Reporting Period with respect to the Platform taken as a whole;

6. SunTrust Mortgage, Inc. has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2011, and for the Reporting Period with respect to the Platform taken as a whole;

7. SunTrust Mortgage, Inc. has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2011, and for the Reporting Period with respect to the Platform taken as a whole; and

8. Ernst and Young LLP, a registered public accounting firm, has issued an attestation report on SunTrust Mortgage, Inc.'s assessment of compliance with the applicable servicing criteria for the Reporting Period.

SunTrust Mortgage, Inc
/s/ Michael R. Zarro, Jr.
Michael R. Zarro, Jr.
Executive VP-Default Division

Dated: March 13, 2012

SunTrust Mortgage, Inc.
/s/ Mark M. Pregmon
Mark M. Pregmon
Executive VP-Sevicing Division

Dated: March 13, 2012


(page)


APPENDIX A

                                                                                                             INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
                             SERVICING CRITERIA                           SERVICING CRITERIA                 CRITERIA

                                                                                                                      NOT
                                                                                                    Performed by      performed by
                                                                                 Performed by       subservicer(s)    SunTrust
                                                                                 Vendor(s) for      or vendor(s)      Mortgage, Inc.
                                                                                 which              for which         or by
                                                                 Performed       SunTrust           SunTrust          subservicer(s)
                                                                 Directly        Mortgage, Inc.     Mortgage, Inc.    or vendor(s)
                                                                 by              is the             is NOT the        retained by
                                                                 SunTrust        Responsible        Responsible       SunTrust
Reference          Criteria                                      Mortgage, Inc.  Party              Party             Mortgage, Inc.

                   General Servicing Considerations

                   Policies and procedures are instituted        X
                   to monitor any performance or other
                   triggers and events of default in
                   accordance with the transaction
1122(d)(1)(i)      agreements.

                   If any material servicing activities          X
                   are outsourced to third parties, policies
                   and procedures are instituted to monitor
                   the third party's performance and
                   compliance with such servicing
1122(d)(1)(ii)     activities.


                   Any requirements in the transaction                                                                X
                   agreements to maintain a back-up servicer
1122(d)(1)(iii)    for the pool assets are maintained.

                   A fidelity bond and errors and                X
                   omissions policy is in effect on the
                   party participating in the servicing
                   function throughout the reporting period
                   in the amount of coverage required by and
                   otherwise in accordance with the terms of
1122(d)(1)(iv)     the transaction agreements.

                   Cash Collection and Administration

                   Payments on pool assets are deposited         X               X^1                X^2
                   into the appropriate custodial bank
                   accounts and related bank clearing
                   accounts no more than two business days
                   following receipt, or such other number
                   of days specified in the transaction
1122(d)(2)(i)      agreements.

                   Disbursements made via wire transfer on       X
                   behalf of an obligor or to investor are
1122(d)(2)(ii)     made only by authorized personnel.

                   Advances of funds or guarantees               X
                   regarding collections, cash flows or
                   distributions, and any interest or other
                   fees charged for such advances, are made,
                   reviewed and approved as specified in
1122(d)(2)(iii)    the transaction agreements.

                   The related accounts for the                  X
                   transaction, such as cash reserve
                   accounts or accounts established as a
                   form of overcollateralization, are
                   separately maintained (e.g., with respect
                   to commingling of cash) as set forth in
1122(d)(2)(iv)     the transaction agreements.

                   Each custodial account is maintained at       X
                   a federally insured depository
                   institution as set forth in the
                   transaction agreements. For purposes of
                   this criterion, "federally insured
                   depository institution" with respect to a
                   foreign financial institution means a
                   foreign financial institution that meets
                   the requirements of Rule 13k-1(b)(1)
1122(d)(2)(v)      of the Securities Exchange Act.

                   Unissued checks are safeguarded so as         X
1122(d)(2)(vi)     to prevent unauthorized access.



X^1 Vendors: PayMap, CheckFree, and Western Union in aggregate are responsible for the payments component of this criterion at levels less than 5%.

X^2 SunTrust Bank., is responsible for the lockbox payments component of this criterion.



(page)


                                                                                                             INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
                             SERVICING CRITERIA                           SERVICING CRITERIA                 CRITERIA

                                                                                                                      NOT
                                                                                                    Performed by      performed by
                                                                                 Performed by       subservicer(s)    SunTrust
                                                                                 Vendor(s) for      or vendor(s)      Mortgage, Inc.
                                                                                 which              for which         or by
                                                                 Performed       SunTrust           SunTrust          subservicer(s)
                                                                 Directly        Mortgage, Inc.     Mortgage, Inc.    or vendor(s)
                                                                 by              is the             is NOT the        retained by
                                                                 SunTrust        Responsible        Responsible       SunTrust
Reference          Criteria                                      Mortgage, Inc.  Party              Party             Mortgage, Inc.

                   Reconciliations are prepared on a             X
                   monthly basis for all asset-backed
                   securities related bank accounts,
                   including custodial accounts and related
                   bank clearing accounts. These
                   reconciliations are (A) mathematically
                   accurate; (B) prepared within 30
                   calendar days after the bank statement
                   cutoff date, or such other number of days
                   specified in the transaction agreements;
                   (C) reviewed and approved by someone
                   other than the person who prepared the
                   reconciliation; and (D) contain
                   explanations for reconciling items.
                   These reconciling items are resolved
                   within 90 calendar days of their original
                   identification, or such other number of
                   days specified in the transaction
1122(d)(2)(vii)    agreements.

                   Investor Remittances and Reporting

                   Reports to investors, including those         X^3
                   to be filed with the Commission, are
                   maintained in accordance with the
                   transaction agreements and applicable
                   Commission requirements. Specifically,
                   such reports (A) are prepared in
                   accordance with timeframes and other
                   terms set forth in the transaction
                   agreements; (B) provide information
                   calculated in accordance with the terms
                   specified in the transaction agreements;
                   (C) are filed with the Commission as
                   required by its rules and regulations;
                   (D) agree with the investors' or trustee's
                   records as to the total unpaid principal
                   balance and number of pool assets
1122(d)(3)(i)      serviced by the Servicer.

                   Amounts due to investors are allocated        X^3
                   and remitted in accordance with
                   timeframes, distribution priority and
                   other terms set forth in the transaction
1122(d)(3)(ii)     agreements.

                   Disbursements made to an investor are         X^3
                   posted within two business days to the
                   Servicer's investor records, or such other
                   number of days specified in the transaction
1122(d)(3)(iii)    agreements.

                   Amounts remitted to investors per the         X^3
                   investor reports agree with cancelled
                   checks, or other form of payment, or
1122(d)(3)(iv)     custodial bank statements.

                   Pool Asset Administration

                   Collateral or security on pool assets                                            X^4
                   is maintained as required by the
                   transaction agreements or related
1122(d)(4)(i)      mortgage loan documents.

                   Pool asset and related documents are                                             X^4
                   safeguarded as required by the
1122(d)(4)(ii)     transaction agreements

                   Any additions, removals or substitutions      X
                   to the asset pool are made, reviewed
                   and approved in accordance with
                   any conditions or requirements in the
1122(d)(4)(iii)    transaction agreements.




X^3 For purposes of assessing the servicing criteria listed in Items 1122(d)(3)(i) - (iv), SunTrust Mortgage has determined, consistent with the Securities and Exchange Commission Telephone Interpretation 11.03, that the
"investor" for these purposes is the entity to which SunTrust Mortgage provides the related information (i.e., master servicer, trustee, etc.).

X^4 1122(d)(4)(i),(ii) SunTrust Bank, the parent of SunTrust Mortgage, Inc., is responsible for the safeguarding and custodial component of this criterion.



(page)


                                                                                                             INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
                             SERVICING CRITERIA                           SERVICING CRITERIA                 CRITERIA

                                                                                                                      NOT
                                                                                                    Performed by      performed by
                                                                                 Performed by       subservicer(s)    SunTrust
                                                                                 Vendor(s) for      or vendor(s)      Mortgage, Inc.
                                                                                 which              for which         or by
                                                                 Performed       SunTrust           SunTrust          subservicer(s)
                                                                 Directly        Mortgage, Inc.     Mortgage, Inc.    or vendor(s)
                                                                 by              is the             is NOT the        retained by
                                                                 SunTrust        Responsible        Responsible       SunTrust
Reference          Criteria                                      Mortgage, Inc.  Party              Party             Mortgage, Inc.

                   Payments on pool assets, including any        X
                   payoffs, made in accordance with related
                   pool asset documents are posted to the
                   Servicer's obligor records maintained no
                   more than two business days after
                   receipt, or such other number of days
                   specified in the transaction agreements,
                   and allocated to principal, interest or
                   other items (e.g., escrow) in accordance
1122(d)(4)(iv)     with the related pool asset documents.

                   The Servicer's records regarding the          X
                   pool assets agree with the Servicer's
                   records with respect to an obligor's
1122(d)(4)(v)      unpaid principal balance.

                   Changes with respect to the terms or          X
                   status of an obligor's pool assets (e.g.,
                   loan modifications or re-agings) are made,
                   reviewed and approved by authorized
                   personnel in accordance with the
                   transaction agreements and related pool
1122(d)(4)(vi)     asset documents.

                   Loss mitigation or recovery actions           X
                   (e.g., forbearance plans, modifications
                   and deeds in lieu of foreclosure,
                   foreclosures and repossessions, as
                   applicable) are initiated, conducted and
                   concluded in accordance with the
                   timeframes or other requirements
                   established by the transaction
1122(d)(4)(vii)    agreements.

                   Records documenting collection efforts        X
                   are maintained during the period a pool
                   asset is delinquent in accordance with
                   the transaction agreements. Such records
                   are maintained on at least a monthly
                   basis, or such other period specified in
                   the transaction agreements, and describe
                   the entity's activities in monitoring
                   delinquent pool assets including, for
                   example, phone calls, letters and payment
                   rescheduling plans in cases where
                   delinquency is deemed temporary (e.g.,
1122(d)(4)(viii)   illness or unemployment).

                   Adjustments to interest rates or rates        X
                   of return for pool assets with variable
                   rates are computed based on the related
1122(d)(4)(ix)     pool asset documents.

                   Regarding any funds held in trust for         X
                   an obligor (such as escrow accounts): (A)
                   such funds are analyzed, in accordance
                   with the obligor's pool asset documents,
                   on at least an annual basis, or such
                   other period specified in the transaction
                   agreements; (B) interest on such funds is
                   paid, or credited, to obligors in
                   accordance with applicable pool asset
                   documents and state laws; and (C) such
                   funds are returned to the obligor within
                   30 calendar days of full repayment of the
                   related pool assets, or such other number
                   of days specified in the transaction
1122(d)(4)(x)      agreements.

                   Payments made on behalf of an obligor         X                                  X^5
                   (such as tax or insurance payments) are
                   made on or before the related penalty or
                   expiration dates, as indicated on the
                   appropriate bills or notices for such
                   payments, provided that such support has
1122(d)(4)(xi)     been received by the Servicer at least 30
                   calendar days prior to these dates, or
                   such other number of days specified in
                   the transaction agreements.

                   Any late payment penalties in                 X
                   connection with any payment to be made on
                   behalf of an obligor are paid from the
                   Servicer's funds and not charged to the
                   obligor, unless the late payment was due
1122(d)(4)(xii)    to the obligor's error or omission.



X^5 QBE aka Sterling National, aka ZC Sterling, Inc. is responsible for the insurance payments component of this criterion.



(page)


                                                                                                             INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
                             SERVICING CRITERIA                           SERVICING CRITERIA                 CRITERIA

                                                                                                                      NOT
                                                                                                    Performed by      performed by
                                                                                 Performed by       subservicer(s)    SunTrust
                                                                                 Vendor(s) for      or vendor(s)      Mortgage, Inc.
                                                                                 which              for which         or by
                                                                 Performed       SunTrust           SunTrust          subservicer(s)
                                                                 Directly        Mortgage, Inc.     Mortgage, Inc.    or vendor(s)
                                                                 by              is the             is NOT the        retained by
                                                                 SunTrust        Responsible        Responsible       SunTrust
Reference          Criteria                                      Mortgage, Inc.  Party              Party             Mortgage, Inc.

                   Disbursements made on behalf of an            X
                   obligor are posted within two business
                   days to the obligor's records maintained
                   by the Servicer, or such other number of
                   days specified in the transaction
1122(d)(4)(xiii)   agreements.

                   Delinquencies, charge-offs, and               X
                   uncollectible accounts are recognized and
                   recorded in accordance with the
1122(d)(4)(xiv)    transaction agreements.

                   Any external enhancement or other                                                                  X
                   support, identified in Item
                   1114(a)(1) through (3) or Item 1115 of
                   Regulation AB, is maintained as set
1122(d)(4)(xv)     forth in the transaction agreements.




(page)


APPENDIX B


Year                               Deal ID
2006                               GSAA 2006-1
2006                               BAFC 2006-1
2006                               SARM 2006-1
2006                               LXS 2006-1
2006                               BAFC 06-002
2006                               JPALT 2006-SI
2006                               LXS 2006-3
2006                               LMT 2006-2
2006                               SASCO 2006-3H
2006                               MASTR 2006-1
2006                               CSMC 2006-3
2006                               GSAA 2006-5
2006                               MALT 2006-2
2006                               BAFC 2006-3
2006                               SARM 2006-3
2006                               JPALT 2006-S2
2006                               JPMMT 2006-A3
2006                               JPALT 2006-A2
2006                               CSMC 2006-4
2006                               LX2006-7
2006                               BSABS 2006-SD2
2006                               CMLTI 2006-4
2006                               CSMC 2006-5
2006                               JPMMT 2006-A4
2006                               STALT 2006-1F
2006                               MASTR 2006-2
2006                               JPMMT 2006-S2
2006                               JPALT 2006-S3
2006                               MALT 2006-3
2006                               BAFC 2006-4
2006                               CSMC 2006-7
2006                               JPMMT2006-A5
2006                               LXS 2006-11
2006                               LMT2006-4
2006                               TMST 2006-5
2006                               GSAA2006-14
2006                               LXS 2006-15
2006                               BAFC 2006-6
2006                               BAFC 2006-5
2006                               CSMC 2006-8
2006                               JPMMT 2006-A6
2006                               CSAB 06-02
2006                               LMT 2006-7
2006                               GSR 2006-9F
2006                               MASTR 2006-3
2006                               BSAB 2006-STI


(page)


2006                               CSAB 2006-3
2006                               BAFC 2006-7
2006                               CSMC 2006-9
2006                               GSAA 2006-17
2006                               GSAA2006-19
2006                               JPALT 2006-S4
2006                               GSAA0620
2007                               HALO 2007-AR1
2007                               MALT 2007-1
2007                               BAFC 2007-1
2007                               CMLTI 2007-AR1
2007                               CSMC 2007-1
2007                               STARM 2007-1
2007                               GSAA 2007-2
2007                               BAFC 2007-2
2007                               ARMT 2007-1
2007                               WMLT 2007-A
2007                               CSMC 2007-3
2007                               JPMMT 2007-S1
2007                               STARM 2007-2
2007                               BAFC 2007-3TC
2007                               CMLTI 2007-6
2007                               CSAB 2007-1
2007                               JPALT 2007-S1
2007                               BAFC 2007-4
2007                               ARMT 2007-2
2007                               JPMMT 2007-S2
2007                               CMLTI 2007-AR7
2007                               HarborView 2007-4
2007                               STARM 2007-3
2007                               GSR 2007-4F
2007                               STARM 2007-S1
2007                               LMT 2007-7
2007                               BAFC 2007-6
2007                               CSMC 2007-5
2007                               HALO 2007-AR2
2007                               BAFC 2007-7
2007                               STARM 2007-4
2007                               BAFC 2007-8
2007                               CSMC 2007-6
2007                               MASTR 2007-1
2007                               HALO 2007-2
2007                               CMLTI 2007-10
2007                               CSMC 2007-7
2007                               MASTR 2007-2
2007                               GSR 2007-5F
2008                               BAFC 2008-1
2011                               SEMT 2011-2


(page)


2005                               2005-QWH13
2006                               2006-QS1
2006                               2006-QS10
2006                               2006-QS11
2006                               2006-QS12
2006                               2006-QS13
2006                               2006-QS14
2006                               2006-QS15
2006                               2006-QS16
2006                               2006-QS17
2006                               2006-QS18
2006                               2006-QS3
2006                               2006-QS4
2006                               2006-QS6
2006                               2006-QS7
2006                               2006-QS8
2006                               2006-QS9
2006                               2006-RS3
2006                               2006-RS4
2006                               2006-RS5
2006                               2006-RS6
2006                               2006-S10
2006                               2006-S11
2006                               2006-S12
2006                               2006-S5
2006                               2006-S6
2006                               2006-S7
2006                               2006-S8
2006                               2006-S9
2006                               2006-WH11
2007                               2007-DBALT-RAMP1
2007                               2007-QA1
2007                               2007-QA2
2007                               2007-QS1
2007                               2007-QS2
2007                               2007-QS3
2007                               2007-QS4
2007                               2007-QS5
2007                               2007-QS6
2007                               2007-QS7
2007                               2007-QS8
2007                               2007-QS9
2007                               2007-RS1
2007                               2007-RS2
2007                               2007-RZ1
2007                               2007-S1
2007                               2007-S2
2007                               2007-S4


(page)


2007                               2007-S7
2007                               2007-S8
2007                               2007-SA1
2007                               2007-SARM-3 LEHMAN
2007                               2007-SP2
2007                               2007-SP3



(page)


APPENDIX C


1122(d)(1)(i)
In connection with our assessment of SunTrust Mortgage, Inc practices, it was discovered that its policies and procedures to monitor performance and other triggers and events of default related to loss mitigation and foreclosure timelines were insufficient.
Remediation Activities
SunTrust Mortgage, Inc. has undertaken a review of these policies and procedures and is strengthening its monitoring of any performance or other triggers and events of default related to loss mitigation and foreclosure timelines to ensure they comply with the transaction agreements.

1122(d)(4)(vi)
SunTrust Mortgage, Inc. discovered that it did not follow certain provisions in transaction documents related to changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings).
Remediation Activities
SunTrust Mortgage, Inc. has undertaken a review of these policies and procedures and is developing a plan to strengthen and monitor its actions related to changes with respect to the terms or status of an obligor's pool assets to ensure they are in compliance with transaction agreements.

1122(d)(4)(vii)
SunTrust Mortgage, Inc. discovered that it did not follow certain loss mitigation timelines established by the transaction agreements in certain instances.
Remediation Activities
SunTrust Mortgage, Inc has undertaken an initiative to identify external and internal factors impacting timelines to develop a process that is streamlined. The enhanced process implementation will improve the compliance, consistency, and effectiveness of foreclosure processing and improve timeline performance.